Exhibit 99.1

Exhibit 99.1

ZIOPHARM

Jefferies Immuno-Oncology Summit

April 2016

Forward-looking statements

This presentation contains certain forward-looking information about ZIOPHARM Oncology, Inc. that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts, and in some cases can be identified by terms such as “may,” “will,” “could,” “expects,” “plans,” “anticipates,” and “believes.” These statements include, but are not limited to, statements regarding the progress, timing and results of preclinical and clinical trials involving the Company’s drug candidates, and the progress of the Company’s research and development programs. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied by, the forward-looking statements. These risks and uncertainties include, but are not limited to: whether chimeric antigen receptor T cell (CAR T) approaches, Ad-RTS-IL-12, TCR and NK cell-based therapies, or any of our other therapeutic candidates will advance further in the pre-clinical or clinical trials process and whether and when, if at all, they will receive final approval from the U.S. Food and Drug Administration or equivalent foreign regulatory agencies and for which indications; whether chimeric antigen receptor T cell (CAR T) approaches, Ad-RTS-IL-12, TCR and NK cell-based therapies, and our other therapeutic products will be successfully marketed if approved; the strength and enforceability of our intellectual property rights; competition from other pharmaceutical and biotechnology companies; and the other risk factors contained in our periodic and interim SEC reports filed from time to time with the Securities and Exchange Commission, including but not limited to, our Annual Report on Form 10-K for the fiscal year ended December 31, 2015. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events.

Partnerships to implement multiple immunotherapies

Clinical Collaborators

Rapid Clinical Development

CAR-T Collaboration DNA Engine & Research (via Intrexon)

Biopharmaceutical PBL and IL-12 business of Merck KGaA, (via Intrexon) Darmstadt, Germany

Laurence Cooper, MD, PhD

Named CEO in May 2015

Developed Sleeping Beauty

technology in-licensed by

ZIOP/XON in Jan 2015

Previously professor

pediatric oncology at MD

Anderson Cancer Center:

expertise in immunotherapy,

led bone marrow transplant

program

Technologies to execute tumor cells

Technologies

Cytokines Switches

Cellular templates

Safe targets Reduce burden on manufacturing Infuse T cells that maintain their replicative potential

Combinations

Co-infuse T cells with multiple specificities

Combine introduced immuno-receptor with cytokine Add conditional and induced expression Combine genetic insertion with genetic editing

Combine cell therapy with other immunotherapies

Neoantigens

Target driver mutations expressed exclusively within a patient’s tumor

Overcome the time to generate the T-cell products Overcome cost

Platforms to products

Patient-derived platforms

Autologous

Myeloid T cell malignancies

Lentivirus

B-cell malignancies

Sleeping

Beauty T cell I Neo-antigen 1 T cell 2 Neo-antigen 2 T cell 3 Neo-antigen 3

Antigens known

Understanding targets and delivering immunotherapies

Off-the-shelf platforms Allogeneic (off-the-shelf)

Myeloid malignancies

Glioblastoma

Breast cancer

Donor

not be known

Recipients

NK cell Adenovirus Antigens need

Bio-engineering and bio-processing

Implementing manufacturing processes for both autologous and allogeneic settings RTS® and switches will address off-target effects, especially in solid tumors Continued optimization of manufacturing process to improve performance

– Shortened manufacturing of CAR T cells shows superior in vivo activity

Leveraging manufacturing through

– MDACC

– CMOs

Patient-derived (autologous)

Infusion Real time

NK T cells cells

Shorten manufacturing time to produce T or NK cells

Off-the-shelf (allogeneic)

In advance

NK T

cells Infusions cells

Match one donor with multiple recipients. Generate large numbers of T or NK cells with retained capacity to proliferate.

Addressing unmet medical needs: pipeline

ZIOPHARM Oncology


Preclinical
Phase I
Phase II
Ad-RTS-IL-12
GBM
Breast Cancer
Pediatric
GBM + Checkpoint
CAR
CD19 1st Generation
Leukemia/Lymphoma
CD19 2nd Generation
CD19 3rd Generation with cytokine
Myeloid malignancies target
Undisclosed
Merck Target 1
Undisclosed
Merck Target 2
Undisclosed
Off-the-shelf myeloid malignancies target
Undisclosed
NK Cells
Primary NK cells
AML
Combination with Ad-RTS-IL-12
Brain Cancer
Genetically-engineered
TBD
TCR
Sleeping Beauty TCR
TBD
Sleeping Beauty TCR and cytokine
TBD
Other
Regulatory T Cells
GvHD
Modified Bacteria (microbiome)
GvHD
Target 2016
Target 2017

7

Ad-RTS-IL-12 + veledimex

ZIOPHARM Oncology



Oral Activator
Ad-RTS-hIL-12
Oral Activator
Distant Tumors
Intratumoral Injection
NK
CTLs
Cytotoxic Response
Lymphatics
CD8+
APC
IL-12
IFNg
CD4+
Draining Lymph Node

Next Steps

- Combination therapy with checkpoint inhibitors
    - Pre-clinical data demonstrates improved anti-tumor response in mice with glioma
    - Abstract at ASGCT May 2016

Early brain tumor data <u>encouraging</u> (N=7)*

- Patients enrolled at multiple centers
- Biomarkers supportive of activity
- Neurotoxicity minimal and manageable
- "On-target toxicities" as expected and promptly <u>reversible</u> upon stopping veledimex

Early breast cancer data <u>encouraging</u> (N=6)*

- First patient achieved 12 week PFS endpoint
- Patient accrual accelerating with 5 patients enrolled during 4th quarter
- Looking for confirmation of increased memory T cells as seen in previous trials
- "On-target toxicities" as expected and promptly <u>reversible</u> upon stopping veledimex

*As of Dec 15, 2015

Updated data at ASGCT 2016

Updated data for both studies at ASCO 2016

8

T cells genetically modified with tumor-specific CAR or TCRs

ZIOPHARM Oncology


Effector functions
CAR
T cell
Golgi
ER
Proteosome
Antigen
Tumor
Effector functions
TCR
αβ
Co-signal
T cell


Transposon DNA plasmid
IR/DR
hEF1α
IR/DR
CAR
Transposase DNA plasmid
(or in vitro transcribed mRNA)
CMVie
SB11
Transposase
Co-delivery into cells by nucleofection


Transposase
CAR
Transposon
Nucleus
Cytoplasm

Advantages of *Sleeping Beauty* non-viral platform:

- Provides conduit to targeting solid tumor neo-antigens using T-cell receptors
- Lowers the cost of generating genetically modified T cells
- Has the potential to generate T cells with minimal *ex vivo* processing

"The Sleeping Beauty transposon-transposase system represents a unique non-viral system for introducing genes encoding T-cell receptors and chimeric antigen receptors into lymphocytes that can be of great value in the development of personalized immunotherapies for patients with cancer."

Steven A. Rosenberg M.D., Ph.D.
December 2015

9

Sleeping Beauty: First-in-human study

ZIOPHARM Oncology

Long term follow-up data from 1st generation *Sleeping Beauty* platform in two trials infusing CAR⁺ T cells *after* hematopoietic stem-cell transplantation (HSCT)

- Showed favorable PFS and OS trends in both autologous and allogeneic cohorts
- Non-viral *Sleeping Beauty* T-cell survival compared favorably versus viral approaches



Historical Controls
Autologous HSCT
Recipient
49% 3-year PFS reported for patients with advanced DLBL
Allogeneic HSCT
Donor
Recipient
20 to 34% 1-year OS reported for patients with advanced ALL
Sleeping Beauty
Autologous HSCT & CD19-specific CAR+ T cells
83% 3-year PFS for patients with DLBL
SB-modified CAR+ T cells
Sleeping Beauty T Cell survival averaged 201 days; max 360 days
Allogeneic HSCT & CD19-specific CAR+ T cells
63% 1-year OS for patients with ALL
SB-modified CAR+ T cells
Sleeping Beauty T Cell survival averaged 51 days; max 180 days

10

Intrexon/Merck KGaA, Darmstadt, Germany in CAR-T

Exclusive agreement to develop and commercialize CAR-T cancer therapies 2 novel CAR T targets nominated

Merck KGaA, Darmstadt, Germany to lead IND filing and pre-IND interactions, clinical development and commercialization Intrexon and ZIOPHARM retain ability to explore targets independently, granting Merck KGaA opt-in rights during clinical development Economics divided evenly between ZIOPHARM and Intrexon

$413 million per product in milestones

Tiered royalties up to lower-double digits on net sales

Natural Killer Cells: Beyond CAR+ T cells

Natural killer (NK) cells

– Target tumors, e.g., with loss or mismatch of HLA

– Killing is independent of a specific (known) target antigen

– Cytokines, e.g., IL-12 are “fuel” for NK cells

– Build on promising proof-of-principle trials ongoing at MDACC infusing autologous and allogeneic NK cells manufactured using feeder cells

Launching Phase 1 trials of off-the-shelf NK cells for AML and brain tumors in 2016 & 2017

OTS NK cells & Ad-RTS-IL12

OTS NK cells

AML L Brain Brain tumor tu or

TCR: Targeting private somatic mutations (neo-antigens)

PERSPECTIVE nature medicine Prospects for gene-engineered T cell immunotherapy for solid cancers

Nat Med. 2016 Jan 6;22(1):26-36

Science. 2015 Apr 3;348(6230):62-8

Science. 2015 Apr 3;348(6230):69-74

Direct binding

CAR+ T cell

10% of proteins are on cell surface

Indirect binding

TCR+ T cell

90% of proteins are within a cell

“Clinical evidence supports the hypothesis that immunogenic products of somatic mutations unique to each patient’s cancer—so-called neoantigens—are the relevant targets for successful immunotherapies”

“Success for cell-based immunotherapies may come from the arduous task of targeting the unique set of mutations that cause each patient’s cancer”

“Presently, use of the Sleeping Beauty (SB) transposon / transposase system has advanced farthest in clinical development”

Sleeping Beauty: farthest advanced in non-viral clinical development

ZIOPHARM Oncology


Patient (recipient)
Biopsy
Sequence
Peripheral blood
Sequence
Neo-antigens
Antigen presentation
Co-culture
T cells
T cells
T cells
T cells
TCRs
Ex vivo gene transfer to TCR using ***Sleeping Beauty***
T cells
Recipient (patient)
T cells
T cells
T cells
Infusion product


Nucleofection
SB11
Transposase
TCR
Transposon
Retrovirus encoding TCR

Non-viral *Sleeping Beauty*	Viral delivery
Target solid tumor intracellular neo-antigens via multiple TCRs	Limited appeal for targeting multiple intracellular antigens via TCRs
Low cost approach	High cost approach
Rapid manufacture	Labor intensive, slow manufacture
Customizable, able to swap in different receptors	Challenging to customize

14

Examples of neoantigen-specific TCRs to target solid tumors

ZIOPHARM Oncology

- Melanoma: AHNAKmut-TCR
  - AHNAK^{S2580F}(A*0201)
- Melanoma: ERBB2mut-TCR
  - ERBB2H473Y(A*0201)
- Cholangiocarcinoma: ERBB2IPmut-TCR
  - ERBB2IPE805G(DQB*0601)


Accepted manuscript
© 2016 The American Society of Gene & Cell Therapy. All rights reserved

Molecular Therapy 05 March 2016


a
Target cell line
TC3713
TC3466
TC4046
ERBB2IPWT
ERBB2IPE805G
Mutation
AHNAKS2580F
ERBB2H473Y
ERBB2IPE805G
AHNAKmut-TCR
ERBB2mut-TCR
ERBB2IPmut-TCR
41BB
CD8

15

Power-law curve

The industrialization of immunotherapies

Traditional Bio-pharma

Sleeping Beauty is critical to patients Cost of distribution achieving n=1 response at scale of Number Next-generation immune Bio-pharma 1

Number of trials

Multiple immunotherapies and combination immunotherapies are being administered

Current Clinical Approaches leading to combination immunotherapy

Administer modified immune cells to Administer IL-12 via controlled gene therapy provide effective anti-tumor response to bolster endogenous immune response

T cells

CAR

T T

TCR

NK

NK Ad-RTS-IL-12 + veledimex

Cytokines NK cells

We stand alone in our ability to control the delivery of IL-12

We stand alone in being able to harness non-viral DNA as a method to genetically control T cells

We are launching multiple immunotherapy trials

Trial initiated with 2nd generation CD19 CAR-T utilizing non-viral Sleeping Beauty platform

Three new trials in 2016: Combination immunotherapy, viral CAR-T, and NK cells

We are combining different elements of the immune system

We have an ecosystem to efficiently develop and test new ideas in the clinic

We have an expanding and unique platform to control the immune system

ZIOPHARM

Jefferies Immuno-Oncology Summit

April 2016